Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Second Quarter Earnings

New York — August 2, 2012 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $14.9 million, or $1.05 per diluted share, for the three months ended June 30, 2012 compared to $9.5 million, or $0.60 per diluted share, for the comparable period in 2011. Operating earnings were $12.5 million, or $0.88 per diluted share, for the second quarter of 2012 compared to operating earnings of $8.0 million, or $0.51 per diluted share, for the comparable period in 2011.

For the six months ended June 30, 2012, the Company reported net income of $22.8 million, or $1.60 per diluted share, compared to $1.6 million, or $0.10 per diluted share, for the comparable period in 2011. Operating earnings were $19.3 million, or $1.35 per diluted share, for the six months ended June 30, 2012 compared to $1.2 million, or $0.08 per diluted share, for the comparable period in 2011.

Gross written premiums and net written premiums for the three months ended June 30, 2012 were $323.0 million and $190.3 million, respectively, an increase of 15.9% and 3.8% from the comparable period in 2011. Gross written premiums and net written premiums for the six months ended June 30, 2012 were $666.1 million and $433.3 million, respectively, an increase of 15.9% and 15.1% from the comparable period in 2011.

The combined loss and expense ratio for the three and six months ended June 30, 2012 were 98.1% and 99.0%, respectively, compared to 101.9% and 109.0% for the comparable periods in 2011.

Stan Galanski, President and Chief Executive Officer, commented, “We are pleased to have produced profitable underwriting results and particularly with the performance of our Lloyd’s unit. Our underwriters continue to be highly selective and focused on identifying good opportunities in what are generally improving market conditions. We continue to invest in expanding our underwriting teams as well as our executive management.”

Stockholders’ equity was $841.8 million, or $60.08 per share, as of June 30, 2012 compared to $803.4 million, or $57.57 per share, as of December 31, 2011.

Net investment income for the three and six months ended June 30, 2012 was $15.8 million and $27.0 million, respectively, a decrease of 9.5% and 22.3% from the comparable periods in 2011. Investment income for the six months ended June 30, 2012 was reduced by $4.5 million as a result of the settlement of a dispute with Equitas over foregone interest on amounts that were due on certain reinsurance contracts. The annualized pre-tax investment yield, excluding net realized gains and losses and net other-than-temporary impairment losses recognized in earnings, was 2.8% and 2.4% for the three and six months ended June 30, 2012, compared to 3.3% for each of the comparable periods in 2011. The effective tax rate on net investment income was 28.2% and 26.9% for the three and six months ended June 30, 2012, compared to 28.7% and 28.6% for the comparable periods in 2011.

6 International Drive	Rye Brook, NY 10573
TEL (914) 933-6000	FAX (914) 934-2355

News Release

August 2, 2012

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.9 years as of June 30, 2012. As of June 30, 2012, net unrealized gains within our investment portfolio were $118.0 million, an increase of $24.3 million compared to December 31, 2011. There were $3.7 million and $5.4 million of net realized gains including other-than-temporary impairment losses recognized in earnings for the three and six months ended June 30, 2012, respectively, compared to $2.5 million and $0.8 million for the same periods in 2011.

Consolidated net cash flow from operations for the three and six months ended June 30, 2012 were $(1.3) million and $15.0 million, respectively, compared to $1.1 million and $14.4 million for the comparable periods in 2011.

The Company will hold a conference call on Friday, August 3, 2012 starting at 8:30 a.m. ET to discuss the 2012 second quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (800) 850-2903 and the international dial-in is (224) 357-2399. Participants may connect to the webcast at:

http://investor.shareholder.com/navg/eventdetail.cfm?eventid=115554

Operating earnings, or net income excluding after-tax net realized gains (losses) and net other-than-temporary impairment losses recognized in earnings, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco

Senior Vice President and Chief Financial Officer

(914) 933-6043

cdefalco@navg.com

www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
Results of Operations	2012	2011	Change	2012	2011	Change
Gross written premiums	$322,987	$278,714	15.9%	$666,136	$574,997	15.9%
Net written premiums	190,252	183,363	3.8%	433,297	376,439	15.1%

Revenues:
Net earned premiums	196,017	173,777	12.8%	379,136	326,255	16.2%
Net investment income	15,777	17,429	-9.5%	27,035	34,813	-22.3%
Total other-than-temporary impairment losses	(496)	(833)	-40.5%	(693)	(1,096)	-36.8%
Portion of loss recognized in other comprehensive income (before tax)	—	301	NM	43	322	-86.6%

Net other-than-temporary impairment losses recognized in earnings	(496)	(532)	-6.8%	(650)	(774)	-16.0%
Net realized gains (losses)	4,217	3,006	40.3%	6,059	1,618	NM
Other income	387	573	-32.5%	1,298	1,564	-17.0%

Total revenues	215,902	194,253	11.1%	412,878	363,476	13.6%

Expenses:
Net losses and loss adjustment expenses	123,407	113,863	8.4%	241,392	230,651	4.7%
Commission expenses	29,503	28,030	5.3%	58,953	54,230	8.7%
Other operating expenses	39,819	35,777	11.3%	76,126	72,352	5.2%
Interest expense	2,049	2,047	0.1%	4,098	4,093	0.1%

Total expenses	194,778	179,717	8.4%	380,569	361,326	5.3%

Income before income taxes	21,124	14,536	45.3%	32,309	2,150	NM

Income tax expense (benefit)	6,225	5,032	23.7%	9,506	539	NM

Net income (loss)	$14,899	$9,504	56.8%	$22,803	$1,611	NM

Per Share Data
Net income per common share:
Basic	$1.06	$0.62	71.6%	$1.63	$0.10	NM
Diluted	$1.05	$0.60	74.8%	$1.60	$0.10	NM

Average common shares outstanding:
Basic	14,006,361	15,372,670		13,992,901	15,554,670
Diluted	14,208,759	15,725,850		14,245,947	15,943,804

Underwriting Ratios
Loss Ratio	63.0%	65.5%		63.7%	70.7%
Expense Ratio	35.1%	36.4%		35.3%	38.3%

Combined Ratio	98.1%	101.9%		99.0%	109.0%

Balance Sheet Data	June 30, 2012	March 31, 2012		June 30, 2012	Dec. 31, 2011
Stockholders’ equity	$841,808	$818,217	2.9%	$841,808	$803,435	4.8%
Book value per share	$60.08	$58.44	2.8%	$60.08	$57.57	4.4%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands, except share data)

	June 30,	December 31,
	2012	2011
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2012, $1,935,631; 2011, $1,816,710)	$2,024,429	$1,888,069
Equity securities, available-for-sale, at fair value (cost: 2012, $74,457; 2011, $73,567)	103,649	95,849
Short-term investments, at cost which approximates fair value	161,983	122,220
Cash	45,842	127,360

Total investments and cash	2,335,903	2,233,498

Premiums receivable	372,379	255,725
Prepaid reinsurance premiums	211,089	164,162
Reinsurance recoverable on paid losses	37,431	43,791
Reinsurance recoverable on unpaid losses and loss adjustment expenses	849,146	845,445
Deferred policy acquisition costs	64,509	63,984
Accrued investment income	14,079	14,492
Goodwill and other intangible assets	6,925	6,869
Current income tax receivable, net	13,032	15,391
Other Assets	34,573	26,650

Total assets	$3,939,066	$3,670,007

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,088,524	$2,082,679
Unearned premiums	633,920	532,628
Reinsurance balances payable	144,078	108,699
Senior notes	114,348	114,276
Deferred income tax, net	3,120	6,291
Accounts payable and other liabilities	113,268	21,999

Total liabilities	3,097,258	2,866,572

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,522,949 shares for 2012 and 17,467,615 shares for 2011	1,752	1,746
Additional paid-in capital	324,956	322,133
Treasury stock, at cost (3,511,380 shares for 2012 and 2011)	(155,801)	(155,801)
Retained earnings	587,912	565,109
Accumulated other comprehensive income	82,989	70,248

Total stockholders’ equity	841,808	803,435

Total liabilities and stockholders’ equity	$3,939,066	$3,670,007

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Comparative Premium Data

($ in thousands)

	Three Months			Six Months
	2012	2011	Change	2012	2011	Change
Gross Written Premiums:
Insurance Companies:
Marine	$49,896	$58,323	-14.4%	$111,761	$128,671	-13.1%
Property Casualty	130,627	100,131	30.5%	286,546	213,019	34.5%
Professional Liability	33,541	28,313	18.5%	64,095	51,853	23.6%

	214,064	186,767	14.6%	462,402	393,543	17.5%
Lloyd’s Operations:
Marine	46,482	39,451	17.8%	108,812	100,606	8.2%
Property Casualty	49,533	42,122	17.6%	73,274	61,424	19.3%
Professional Liability	12,908	10,374	24.4%	21,648	19,424	11.4%

	108,923	91,947	18.5%	203,734	181,454	12.3%

Total	$322,987	$278,714	15.9%	$666,136	$574,997	15.9%

	Three Months			Six Months
	2012	2011	Change	2012	2011	Change
Net Written Premiums:
Insurance Companies:
Marine	$31,786	$41,802	-24.0%	$74,651	$96,020	-22.3%
Property Casualty	76,842	62,015	23.9%	191,374	124,922	53.2%
Professional Liability	25,437	19,387	31.2%	49,290	33,002	49.4%

	134,065	123,204	8.8%	315,315	253,944	24.2%
Lloyd’s Operations:
Marine	33,025	32,042	3.1%	81,550	81,713	-0.2%
Property Casualty	16,172	22,682	-28.7%	25,060	31,068	-19.3%
Professional Liability	6,990	5,435	28.6%	11,372	9,714	17.1%

	56,187	60,159	-6.6%	117,982	122,495	-3.7%

Total	$190,252	$183,363	3.8%	$433,297	$376,439	15.1%

	Three Months			Six Months
	2012	2011	Change	2012	2011	Change
Net Earned Premiums:
Insurance Companies:
Marine	$35,535	$41,877	-15.1%	$70,810	$82,436	-14.1%
Property Casualty	82,175	55,351	48.5%	156,543	98,286	59.3%
Professional Liability	23,867	17,759	34.4%	45,772	33,085	38.3%

	141,577	114,987	23.1%	273,125	213,807	27.7%
Lloyd’s Operations:
Marine	32,927	37,734	-12.7%	67,536	74,712	-9.6%
Property Casualty	16,617	16,259	2.2%	29,774	28,153	5.8%
Professional Liability	4,896	4,797	2.1%	8,701	9,583	-9.2%

	54,440	58,790	-7.4%	106,011	112,448	-5.7%

Total	$196,017	$173,777	12.8%	$379,136	$326,255	16.2%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

June 30, 2012

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$214,064	$108,923	$—	$322,987
Net written premiums	134,065	56,187	—	190,252

Net earned premiums	141,577	54,440	—	196,017
Net losses and loss adjustment expenses	(100,003)	(23,404)	—	(123,407)
Commission expenses	(21,117)	(8,938)	552	(29,503)
Other operating expenses	(28,914)	(10,905)	—	(39,819)
Other income (expense)	879	60	(552)	387

Underwriting profit (loss)	(7,578)	11,253	—	3,675

Net investment income	13,286	2,454	37	15,777
Net realized gains (losses)	2,325	1,396	—	3,721
Interest expense	—	—	(2,049)	(2,049)

Income (loss) before income taxes	8,033	15,103	(2,012)	21,124

Income tax expense (benefit)	2,101	5,207	(1,083)	6,225

Net income (loss)	$5,932	$9,896	$(929)	$14,899

Losses and loss adjustment expenses ratio	70.6%	43.0%		63.0%
Commission expense ratio	14.9%	16.4%		15.1%
Other operating expense ratio (2)	19.9%	19.9%		20.0%

Combined ratio	105.4%	79.3%		98.1%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

June 30, 2011

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$186,767	$91,947	$—	$278,714
Net written premiums	123,204	60,159	—	183,363

Net earned premiums	114,987	58,790	—	173,777
Net losses and loss adjustment expenses	(77,330)	(36,533)	—	(113,863)
Commission expenses	(16,402)	(12,042)	414	(28,030)
Other operating expenses	(26,516)	(9,261)	—	(35,777)
Other income (expense)	626	361	(414)	573

Underwriting profit (loss)	(4,635)	1,315	—	(3,320)

Net investment income	14,989	2,320	120	17,429
Net realized gains (losses)	3,100	(798)	172	2,474
Interest expense	—	—	(2,047)	(2,047)

Income (loss) before income taxes	13,454	2,837	(1,755)	14,536

Income tax expense (benefit)	4,617	1,029	(614)	5,032

Net income (loss)	$8,837	$1,808	$(1,141)	$9,504

Losses and loss adjustment expenses ratio	67.3%	62.1%		65.5%
Commission expense ratio	14.3%	20.5%		16.1%
Other operating expense ratio (2)	22.4%	15.2%		20.3%

Combined ratio	104.0%	97.8%		101.9%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Six Months Ended

June 30, 2012

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$462,402	$203,734	$—	$666,136
Net written premiums	315,315	117,982	—	433,297

Net earned premiums	273,125	106,011	—	379,136
Net losses and loss adjustment expenses	(191,180)	(50,212)	—	(241,392)
Commission expenses	(40,418)	(19,824)	1,289	(58,953)
Other operating expenses	(54,259)	(21,867)	—	(76,126)
Other income (expense)	2,521	66	(1,289)	1,298

Underwriting profit (loss)	(10,211)	14,174	—	3,963

Net investment income	22,221	4,737	77	27,035
Net realized gains (losses)	4,200	1,209	—	5,409
Interest expense	—	—	(4,098)	(4,098)

Income (loss) before income taxes	16,210	20,120	(4,021)	32,309

Income tax expense (benefit)	3,980	6,933	(1,407)	9,506

Net income (loss)	$12,230	$13,187	$(2,614)	$22,803

Losses and loss adjustment expenses ratio	70.0%	47.4%		63.7%
Commission expense ratio	14.8%	18.7%		15.5%
Other operating expense ratio (2)	18.9%	20.5%		19.8%

Combined ratio	103.7%	86.6%		99.0%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Six Months Ended

June 30, 2011

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$393,543	$181,454	$—	$574,997
Net written premiums	253,944	122,495	—	376,439

Net earned premiums	213,807	112,448	—	326,255
Net losses and loss adjustment expenses	(152,127)	(78,524)	—	(230,651)
Commission expenses	(28,742)	(26,449)	961	(54,230)
Other operating expenses	(53,315)	(19,037)	—	(72,352)
Other income (expense)	2,317	208	(961)	1,564

Underwriting profit (loss)	(18,060)	(11,354)	—	(29,414)

Net investment income	29,972	4,575	266	34,813
Net realized gains (losses)	2,855	(2,183)	172	844
Interest expense	—	—	(4,093)	(4,093)

Income (loss) before income taxes	14,767	(8,962)	(3,655)	2,150

Income tax expense (benefit)	4,845	(3,027)	(1,279)	539

Net income (loss)	$9,922	$(5,935)	$(2,376)	$1,611

Losses and loss adjustment expenses ratio	71.2%	69.8%		70.7%
Commission expense ratio	13.4%	23.5%		16.6%
Other operating expense ratio (2)	23.8%	16.8%		21.7%

Combined ratio	108.4%	110.1%		109.0%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Three Months Ended June 30, 2012
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$35,535	$30,283	$13,516	$(8,264)	85.2%	38.1%	123.3%
Property Casualty	82,175	49,724	26,628	5,823	60.5%	32.4%	92.9%
Professional Liability	23,867	19,996	9,008	(5,137)	83.8%	37.7%	121.5%

Total Insurance Companies	141,577	100,003	49,152	(7,578)	70.6%	34.8%	105.4%

Lloyd’s Operations:
Marine	$32,927	$12,730	$13,362	$6,835	38.7%	40.5%	79.2%
Property Casualty	16,617	7,724	4,612	4,281	46.5%	27.7%	74.2%
Professional Liability	4,896	2,950	1,809	137	60.3%	36.9%	97.2%

Total Lloyd’s	54,440	23,404	19,783	11,253	43.0%	36.3%	79.3%

Total All	$196,017	$123,407	$68,935	$3,675	63.0%	35.1%	98.1%

	Three Months Ended June 30, 2011
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$41,877	$26,808	$15,082	$(13)	64.0%	36.0%	100.0%
Property Casualty	55,351	38,429	20,458	(3,536)	69.4%	37.0%	106.4%
Professional Liability	17,759	12,093	6,752	(1,086)	68.1%	38.0%	106.1%

Total Insurance Companies	114,987	77,330	42,292	(4,635)	67.3%	36.7%	104.0%

Lloyd’s Operations:
Marine	37,734	25,532	14,574	(2,372)	67.7%	38.6%	106.3%
Property Casualty	16,259	6,097	4,606	5,556	37.5%	28.3%	65.8%
Professional Liability	4,797	4,904	1,762	(1,869)	102.2%	36.8%	139.0%

Total Lloyd’s	58,790	36,533	20,942	1,315	62.1%	35.7%	97.8%

Total All	$173,777	$113,863	$63,234	$(3,320)	65.5%	36.4%	101.9%

	Amounts		Loss Ratio
Net Incurred Loss Activity	June 30,	June 30,	June 30,	June 30,
For the Three Months Ended:	2012	2011	2012	2011
Insurance Companies:
Loss and LAE payments	$90,311	$77,278	63.8%	67.3%
Change in reserves	9,692	52	6.8%	0.0%

Net incurred loss and LAE	100,003	77,330	70.6%	67.3%

Lloyd’s Operations:
Loss and LAE payments	$30,641	26,646	56.3%	45.3%
Change in reserves	(7,237)	9,887	-13.3%	16.8%

Net incurred loss and LAE	23,404	36,533	43.0%	62.1%

Total
Loss and LAE payments	120,952	103,924	61.7%	59.8%
Change in reserves	2,455	9,939	1.3%	5.7%

Net incurred loss and LAE	$123,407	$113,863	63.0%	65.5%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	June 30,	June 30,	June 30,	June 30,
For the Three Months Ended:	2012	2011	2012	2011
Insurance Companies	$(626)	$137	-0.4%	0.1%
Lloyd’s Operations	5,998	(952)	11.0%	-1.6%

Total	$5,372	$(815)	2.7%	-0.5%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Six Months Ended June 30, 2012
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$70,810	$58,053	$26,171	$(13,414)	82.0%	36.9%	118.9%
Property Casualty	156,543	97,872	49,482	9,189	62.5%	31.6%	94.1%
Professional Liability	45,772	35,255	16,503	(5,986)	77.0%	36.1%	113.1%

Total Insurance Companies	273,125	191,180	92,156	(10,211)	70.0%	33.7%	103.7%

Lloyd’s Operations:
Marine	67,536	34,288	28,044	5,204	50.8%	41.5%	92.3%
Property Casualty	29,774	11,772	9,671	8,331	39.5%	32.5%	72.0%
Professional Liability	8,701	4,152	3,910	639	47.7%	45.0%	92.7%

Total Lloyd’s	106,011	50,212	41,625	14,174	47.4%	39.2%	86.6%

Total All	$379,136	$241,392	$133,781	$3,963	63.7%	35.3%	99.0%

	Six Months Ended June 30, 2011
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$82,436	$54,806	$28,880	$(1,250)	66.5%	35.0%	101.5%
Property Casualty	98,286	74,364	38,056	(14,134)	75.7%	38.7%	114.4%
Professional Liability	33,085	22,957	12,804	(2,676)	69.4%	38.7%	108.1%

Total Insurance Companies	213,807	152,127	79,740	(18,060)	71.2%	37.2%	108.4%

Lloyd’s Operations:
Marine	74,712	50,422	29,352	(5,062)	67.5%	39.3%	106.8%
Property Casualty	28,153	15,379	11,718	1,056	54.6%	41.6%	96.2%
Professional Liability	9,583	12,723	4,208	(7,348)	132.8%	43.9%	176.7%

Total Lloyd’s	112,448	78,524	45,278	(11,354)	69.8%	40.3%	110.1%

Total All	$326,255	$230,651	$125,018	$(29,414)	70.7%	38.3%	109.0%

	Amounts		Loss Ratio
Net Incurred Loss Activity	June 30,	June 30,	June 30,	June 30,
For the Six Months Ended:	2012	2011	2012	2011
Insurance Companies:
Loss and LAE payments	$183,963	$143,971	67.4%	67.4%
Change in reserves	7,217	8,156	2.6%	3.8%

Net incurred loss and LAE	191,180	152,127	70.0%	71.2%

Lloyd’s Operations:
Loss and LAE payments	55,285	48,658	52.2%	43.2%
Change in reserves	(5,073)	29,866	-4.8%	26.6%

Net incurred loss and LAE	50,212	78,524	47.4%	69.8%

Total
Loss and LAE payments	239,248	192,629	63.1%	59.0%
Change in reserves	2,144	38,022	0.6%	11.7%

Net incurred loss and LAE	$241,392	$230,651	63.7%	70.7%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	June 30,	June 30,	June 30,	June 30,
For the Six Months Ended:	2012	2011	2012	2011
Insurance Companies	$2,090	$(1,085)	0.8%	-0.5%
Lloyd’s Operations	10,148	(3,163)	9.6%	-2.8%

Total	$12,238	$(4,248)	3.2%	-1.3%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

	Case	IBNR
	Reserves	Reserves	Total
Net Loss Reserves, June 30, 2012:
Insurance Companies:
Marine	$145,716	$114,672	$260,388
Property Casualty	177,971	304,875	482,846
Professional Liability	53,184	83,028	136,212

Total Insurance Companies	376,871	502,575	879,446

Lloyd’s Operations:
Marine	122,804	116,820	239,624
Property Casualty	30,282	27,951	58,233
Professional Liability	15,439	46,636	62,075

Total Lloyd’s Operations	168,525	191,407	359,932

Total Net Loss Reserves	$545,396	$693,982	$1,239,378

	Case	IBNR
	Reserves	Reserves	Total
Net Loss Reserves, December 31, 2011:
Insurance Companies:
Marine	$127,912	$121,875	$249,787
Property Casualty	185,822	296,177	481,999
Professional Liability	56,953	83,490	140,443

Total Insurance Companies	370,687	501,542	872,229

Lloyd’s Operations:
Marine	117,448	123,136	240,584
Property Casualty	37,877	25,846	63,723
Professional Liability	13,580	47,118	60,698

Total Lloyd’s Operations	168,905	196,100	365,005

Total Net Loss Reserves	$539,592	$697,642	$1,237,234

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

June 30, 2012

As of June 30, 2012, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.9 years. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.

As of June 30, 2012, the Company owned two asset-backed securities approximating $0.7 million with subprime mortgage exposures. The securities have an effective maturity of 1.5 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $2.0 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 5.5 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments as of June 30, 2012:

		Gross	Gross	Cost or	OTTI
	Fair	Unrealized	Unrealized	Amortized	Recognized
June 30, 2012	Value	Gains	(Losses)	Cost	in OCI
	($ in thousands)
Fixed maturities:
U.S.Treasury bonds, agency bonds and foreign government bonds	$454,523	$10,330	$(160)	$444,353	$—
States, municipalities and political subdivisions	426,218	29,960	(115)	396,373	—
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	398,310	17,393	(44)	380,961	—
Residential mortgage obligations	37,805	44	(1,651)	39,412	(887)
Asset-backed securities	54,416	933	(33)	53,516	—
Commercial mortgage-backed securities	209,273	14,456	(55)	194,872	—

Subtotal	699,804	32,826	(1,783)	668,761	(887)

Corporate bonds	443,884	18,519	(779)	426,144	—

Total fixed maturities	2,024,429	91,635	(2,837)	1,935,631	(887)

Equity securities—common stocks	103,649	29,709	(517)	74,457	—

Short-term investments	161,983	—	—	161,983	—

Cash	45,842	—	—	45,842	—

Total	$2,335,903	$121,344	$(3,354)	$2,217,913	$(887)

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

June 30, 2012

($ in thousands)

The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at June 30, 2012:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
	Value	Gains	(Losses)	Cost
Agency mortgage-backed securities:
GNMA	$112,901	$6,673	$(44)	$106,272
FNMA	214,172	8,589	—	205,583
FHLMC	71,237	2,131	—	69,106

Total	$398,310	$17,393	$(44)	$380,961

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
	Value	Gains	(Losses)	Cost
Residential mortgage obligations:
Prime	$12,537	$23	$(1,251)	$13,765
Alt-A	1,975	—	(340)	2,315
Subprime	—	—	—	—
Non-US RMBS	23,293	21	(60)	23,332

Total	$37,805	$44	$(1,651)	$39,412